UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          _____________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                          _____________________________

         Date of Report (Date of earliest event reported): March 7, 2006

                           Orthofix International N.V.
             (Exact name of Registrant as specified in its charter)

    Netherlands Antilles                0-19961                     N/A
(State or other jurisdiction    Commission File Number       (I.R.S. Employer
      of incorporation)                                   Identification Number)
                          _____________________________

                             7 Abraham de Veerstraat
                                     Curacao
                            Netherlands Antilles                   N/A
               (Address of principal executive offices)        (Zip Code)

     Registrant's telephone number, including area code: 011-59-99-465-8525
                          _____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1.   Entry into a Material Definitive Agreement.

Item 1.01.   Entry into a Material Definitive Agreement.

         On March 7, 2006, Orthofix International N.V. (the "Company") determined the cash bonus amounts to be paid to the Company's Named Executive Officers (as defined in Item 402(a)(3) of Regulation S-K) for performance during the fiscal year 2005 in accordance with the established methodologies approved by the Compensation Committee of the Board of Directors of the Company. The cash bonus amounts are as follows:

--------------------------------------------------------------------------------
Name                        Position                               Bonus
----                        --------                               -----

--------------------------------------------------------------------------------
Charles W. Federico         Chief Executive Officer and            $172,227
                            President

--------------------------------------------------------------------------------
Alan W. Milinazzo           Chief Operating Officer                $36,720

--------------------------------------------------------------------------------
Thomas Hein                 Chief Financial Officer                $84,160

--------------------------------------------------------------------------------
Gary D. Henley              Senior Vice President and              $142,862
                            President, Americas Division

--------------------------------------------------------------------------------
Bradley R. Mason            Vice President and President,          $0
                            Breg, Inc.

--------------------------------------------------------------------------------
Galvin Mould(1)             Vice President, International          $25,344
                            Division

--------------------------------------------------------------------------------
Raymond C. Kolls            Vice President, General Counsel        $61,912
                            and Corporate Secretary

--------------------------------------------------------------------------------
(1)  Mr. Mould left the Company, effective as of February 23, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 13, 2006

                                           ORTHOFIX INTERNATIONAL N.V.


                                           By:       /s/ Thomas Hein
                                               ---------------------------------
                                               Name:  Thomas Hein
                                               Title: Chief Financial Officer